iShares®

iShares U.S. ETF Trust

Supplement dated December 19, 2014

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) for the

iShares Short Maturity Bond ETF (NEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective December 4, 2014, the sub-advisory agreement between BlackRock Fund Advisors (“BFA”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Fund was terminated. BFA will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BFA. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rates payable by the Fund to BFA as a result of the termination of the sub-advisory agreement.

References in the Fund’s Summary Prospectus, Prospectus and SAI to BFM currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangement for the Fund and BFA, see the “Management — Investment Adviser” section in the Fund’s prospectus.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-NEAR-SUPP

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE